SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: January 12, 1999


                            KIMBELL deCAR CORPORATION
             (Exact name of registrant as specified in its charter)



   Colorado                      33-7075-LA                  33-0179781
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)



1820 Sharpless Drive, La Habra Heights, CA                          90631
--------------------------------------------                        ----------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: None

Not Applicable
--------------------------------------------------------------
(Former name or former address, if changed since last report.)




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Item 1.  Changes in Control of Registrant

                  On December 8, 1998, H. Daniel Boone entered into a Share Purchase Agreement with Virgil Kimbell, President, in which Mr. Boone agreed to acquire 60,000,000 shares of common stock of registrant from Mr. Kimbell. Such shares being purchased represent 85.7% of the outstanding capital stock of the Company. Mr. Boone contemplates restructuring the Company with a one for 200 reverse split and seeking a merger or acquisition for the Company.

Item 2.  Acquisition or Disposition of Assets

                  None.

Item 3.  Bankruptcy or Receivership

                  None.

Item 4.  Changes in Accountants

                  None.

Item 5.  Other Events

                  On December 9, 1998, Virgil K. Kimbell was issued 40,000,000 common shares in consideration for cash advances to the Company totalling $26,861 and a waiver of any other compensation claims against Kimbell de Car Corporation which totalled $112,000 and settlement of outstanding debt totalling $377,843 owed to non-affiliates.

                  On December 9, 1998, two new directors were appointed to the Board to serve until the next annual meeting of shareholders. The directors appointed, together with their recent business experience, are Wesley F. Whiting, age 64 and Redgie Green. Mr. Whiting has been president, director, and secretary of Berge Exploration, Inc.(1978-88)and president, vice president, and director of NELX, Inc.(1994-1997), and was vice president and director of Intermountain Methane Corporation (1988-91), and president of Westwind Production, Inc.(1997-1998).

                  Redgie Green, age 45. Mr. Green has been co-owner and operator of Green's B&R Enterprises, a wholesale donut baker, since 1983. He has been an active investor in small capital and high tech ventures since 1987.

                  Wesley F. Whiting was appointed secretary of the Company.

                  The Company entered into an agreement to issue 150,000 shares (post reverse split) of common stock to be registered on form S-8 upon completion of an acquisition and listing of the Company for trading on the OTC Bulletin Board.

Item 6.  Resignation of Directors

                  Not Applicable.

Item 7.  Financial Statements Pro Forma Financial & Exhibits

                  Not Applicable.

Exhibits

                  None

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: _____________________                     KIMBELL deCAR CORPORATION


                                                /s/ Virgil K. Kimbell
                                                --------------------------------
                                                By: Virgil K. Kimbell
                                                    President



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